EMPOWER ANNUITY INSURANCE COMPANY

EAIC VARIABLE CONTRACT ACCOUNT A

Empower Retirement Security Annuity I

Empower Retirement Security Annuity III

Supplement to Prospectuses Dated May 1, 2024

Supplement Dated November 20, 2024

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by Empower Annuity Insurance Company. If you would like another copy of the current Prospectus, please call 1-855-756-4738.

Effective immediately, there is no minimum initial contribution amount to purchase the Contract in connection with the above-captioned products. Therefore, effective immediately, all references to a minimum initial purchase payment amount are hereby removed from the above-captioned prospectuses.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2024-PROSUPP-9-ERSA I & ERSA III